SEPTEMBER 17, 2020

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

THE HARTFORD INTERNATIONAL VALUE FUND SUMMARY PROSPECTUS

DATED FEBRUARY 28, 2020

HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED THROUGH AUGUST 11, 2020

This Supplement contains new and additional information regarding The Hartford International Value Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Effective as of the opening of business on October 19, 2020, The Hartford International Value Fund (the “Fund”) will no longer be closed to new investors and will be available for purchase by all eligible investors. Accordingly, effective October 19, 2020, all references to the Fund being closed to new investors in the above referenced Summary Prospectus and Statutory Prospectus are deleted in their entirety.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7555	September 2020